Joint Filer Information

Name: Highbridge International LLC

Address:  The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          George Town, Grand Cayman
          Cayman Islands, British West Indies

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: July 16, 2007

Signature:  HIGHBRIDGE INTERNATIONAL LLC

         By: Highbridge Capital Management, LLC
             its Trading Manager

         By: /s/ Carolyn Rubin
             -----------------------------------
             Name:  Carolyn Rubin
             Title: Managing Director


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                            Joint Filer Information

Name: Highbridge Convertible Arbitrage Master Fund, L.P.

Address:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: July 16, 2007

Signature:  HIGHBRIDGE CONVERTIBLE ARBITRAGE MASTER FUND, L.P.

            By: Highbridge Capital Management, LLC
                its Trading Manager

            By: /s/ Carolyn Rubin
                ----------------------------------
                Name:  Carolyn Rubin
                Title: Managing Director

                             Joint Filer Information

Name: Glenn Dubin

Address:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: July 16, 2007

Signature:
         /s/ Glenn Dubin
         ----------------------------
         GLENN DUBIN

                            Joint Filer Information

Name: Henry Swieca

Address:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

Designated Filer: Highbridge Capital Management, LLC

Issuer: Enzon Pharmaceuticals, Inc.

Date of Event Requiring Statement: July 16, 2007

Signature:
         /s/ Henry Swieca
         ------------------------------
         HENRY SWIECA